SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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IOWA SCHOOLS JOINT INVESTMENT TRUST

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IOWA SCHOOLS JOINT INVESTMENT TRUST

SPECIAL MEETING OF PARTICIPANTS TO BE HELD

                 ,

Dear Participant:

On behalf of our Board of Trustees, I cordially invite you to attend the Special Meeting of Participants of Iowa Schools Joint Investment Trust to be held at                                         ,                 ,         ,              on                  ,          at          local time.

At this meeting, participants in the diversified portfolio and the direct government obligation portfolio (“Participants”) of Iowa Schools Joint Investment Trust (“ISJIT”) are being asked to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between ISJIT and a new investment advisor, Voyageur Asset Management, Inc. (the “New Advisor”). ISJIT’s written investment advisor agreement with its previous investment advisor, Investors Management Group, expired on September 30, 2003. Our Board of Trustees determined that it was in the best interests of ISJIT to engage the New Advisor as the interim investment advisor of ISJIT pursuant to an interim investment advisor agreement between ISJIT and the New Advisor. In accordance with the Investment Company Act of 1940, as amended, the interim advisor agreement expires on February 27, 2004, unless at least a majority of the Participants of ISJIT approve the New Advisory Agreement with respect to both the diversified portfolio and the direct government obligation portfolio. The Notice of          Special Meeting of Participants and the Proxy Statement that follow describe this proposal and the other business to be conducted at the meeting.

Your vote is important. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card to us will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum will be present at the meeting.

It is very important that your proxy be received promptly. Please respond by no later than                     .

Our Board of Trustees recommends that the Participants of ISJIT approve the New Advisory Agreement.

Sincerely,

,	/s/ Ronald M. Rice

Ronald M. Rice Secretary

Preliminary Copies

NOTICE OF              SPECIAL MEETING OF PARTICIPANTS

TO BE HELD                  ,

NOTICE IS HEREBY GIVEN that the Special Meeting of Participants (the “Meeting”) of Iowa Schools Joint Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code (“ISJIT”), will be held at                                 ,                 ,         ,              on                  ,          at          local time for the following purposes:

1.	To consider and vote on a proposed new investment advisory agreement (the “New Advisory Agreement”) between ISJIT and Voyageur Asset Management, Inc. (the “New Advisor”) for the diversified portfolio of ISJIT. The New Advisor was appointed by the Board of Trustees of ISJIT as an interim investment advisor of ISJIT and is acting as such pursuant to an interim advisory agreement that expires on February 27, 2004.

2.	To consider and vote on the New Advisory Agreement between ISJIT and the New Advisor for the direct government obligation portfolio of ISJIT.

3.	To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

The Board of Trustees of ISJIT has fixed the close of business on                  ,          as the record date (the “Record Date”) for determining the participants of each of the diversified portfolio and the direct government obligation portfolio of ISJIT (each, a “Participant”) who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date is entitled to cast one vote for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

Your vote is important. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card to us will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum will be present at the meeting.

It is very important that your proxy be received promptly. Please vote by no later than                     .

The enclosed proxy is being solicited by the Board of Trustees of ISJIT. The Board of Trustees recommends that you vote in favor of the proposed items. Your vote is important.

By Order of the Board of Trustees

/s/ Ronald M. Rice

Ronald M. Rice, Secretary

Des Moines, Iowa

Dated:                  ,

Preliminary Copies

IOWA SCHOOLS JOINT INVESTMENT TRUST

700 2nd Ave.

Des Moines, Iowa 50309

(515) 288-1991 or 800-795-4272

PROXY STATEMENT

SPECIAL MEETING OF PARTICIPANTS

To be held                      ,

GENERAL INFORMATION

We are providing you with this proxy statement in connection with the solicitation of proxies by and on behalf of Iowa Schools Joint Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code (“ISJIT”), for use at the Special Meeting of Participants to be held at                                         ,                     ,         ,              on                  ,          at          local time, and at any and all postponements or adjournments thereof (the “Meeting”). This proxy statement, the accompanying form of proxy and the Notice of          Special Meeting will be first mailed or given to participants in ISJIT’s diversified portfolio and direct government obligation portfolio (“Participants”) on or about                      ,         .

Because many of ISJIT’s Participants may be unable to attend the Meeting in person, our board of trustees solicits proxies by mail to give each Participant an opportunity to vote on all matters presented at the Meeting. Participants are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

(3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

If the accompanying proxy is executed properly and returned, the Participant represented by it will be voted at the Meeting in accordance with the instructions thereon. The Board of Trustees of ISJIT recommends a vote FOR the New Advisory Agreement. If no instructions are specified on the Proxy, the Participant will be voted FOR the approval of the New Advisory Agreement and any other business as may properly come before the Meeting.

ISJIT’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF ISJIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING IASB (THE ISJIT SPONSOR) TOLL-FREE AT 1-800-795-4272 OR WRITING TO ISJIT AT 700 2nd AVE., DES MOINES, IA 50309.

Your vote is important. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. Returning your proxy card to us will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

What is being voted on at the Meeting?

As more fully described in this proxy statement, the board of trustees of ISJIT is asking participants to consider and vote on the following proposals:

Approval of a new investment advisory agreement between ISJIT and Voyageur Asset Management, Inc. for the diversified portfolio of ISJIT. Voyageur Asset Management, Inc. was appointed by the board of trustees of ISJIT as an interim investment advisor of ISJIT and is acting as such pursuant to an interim advisory agreement that expires on February 27, 2004 in accordance with the Investment Company Act of 1940, as amended.

Approval of the new investment advisory agreement described in the previous proposal between ISJIT and Voyageur Asset Management, Inc. for the direct government obligation portfolio of ISJIT.

We may also transact any other business as may properly come before the Meeting or any adjournment thereof.

Who can vote at the Meeting?

Our board of trustees has set                  ,          as the record date for the Meeting. Only participants at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each participant will be entitled to one vote on each matter properly submitted for vote to our participants at the Meeting.

What constitutes a quorum for the Meeting?

Quorum for the Meeting is based on the number of participants that are represented. To have a quorum, we need a majority of the participants for each of the diversified portfolio and the direct government obligation portfolio to be present, in person or by proxy, including votes on any proposal and votes abstaining or withheld as to any proposal. Proxy votes or withheld votes will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each will be tabulated separately.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

If you attend the Meeting, you may deliver your completed proxy card or vote in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the participant’s (school corporation’s) name and must be received prior to the Meeting to be effective.

What vote is required to approve the proposals?

Approval of New Advisory Agreement for the Diversified Portfolio and Direct Government Obligation Portfolio of ISJIT. The approval of the new investment advisory agreement to continue to engage Voyageur Asset Management, Inc. as the investment advisor of ISJIT requires the affirmative vote of a majority of the participants in each of the diversified portfolio and the direct government obligation portfolio of ISJIT. Each participant is entitled to a single vote for each matter voted on.

Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

Votes cast by proxy will be tabulated by IASB accounting staff to act as election inspectors for the Meeting.

PROPOSAL NO. 1 AND PROPOSAL NO. 2

APPROVAL OF NEW ADVISORY AGREEMENT

The Board of Trustees (the “Board”) of Iowa Schools Joint Investment Trust (“ISJIT”) has adopted a resolution approving and recommending to ISJIT’s participants (“Participants”) that they approve a new investment advisory agreement (the “New Advisory Agreement”) between ISJIT and Voyageur Asset Management, Inc. (the “New Advisor”) for both the diversified portfolio and the direct government obligation portfolio of ISJIT. It is expected that the New Advisory Agreement will be dated and become effective on or about                  ,         , following approval by Participants. Detailed information about the New Advisor appears below.

The proposal to appoint the New Advisor for both the diversified portfolio and the direct government obligation portfolio are each being presented to the Participants because, under the Investment Company Act of 1940, as amended (the “1940 Act”), an agreement to provide investment advisory services to an investment company such as ISJIT, must be approved by its beneficial owners.

Background and Reasons

The previous investment advisor to ISJIT was Investors Management Group (the “Previous Advisor”). The Previous Advisor had served as ISJIT’s investment advisor since ISJIT commenced investment operations in 1986. The Previous Advisor was acquired by, and became an indirect wholly owned subsidiary of, AMCORE Financial Inc., a bank holding company from Rockford Illinois (“AMCORE”) in July 1997. ISJIT’s Participants approved a new investment advisor agreement with the Previous Advisor reflecting the change in ownership of the Previous Advisor in November 1997.

In connection with the decision on whether to renew the Previous Advisory Agreement (as hereafter defined) for an additional year, the Iowa Association of School Boards (“IASB”), in accordance with its duties to ISJIT pursuant to the Administrative and Distribution Services Agreement, dated April 20, 1993, on behalf of the Board issued a “request for proposal,” seeking bids on investment advisor services and one or more service providers to provide the marketing and administrative services provided by the Previous Advisor under the Previous Advisory Agreement. The decision to issue a “request for proposal” resulted from, among other things, a desire to determine whether ISJIT would be able to obtain investment advice and other services on more favorable terms than were currently being provided by the Previous Advisor. IASB and members of the Board discussed the benefits and drawbacks of various alternatives, including the division of the services specified in the Previous Advisory Agreement between multiple service providers. The Previous Advisor was also invited to bid in the “request for proposal.”

IASB received several proposals from potential service providers. A discussion of the factors considered by IASB and ultimately by the Board is described below under “—Board of Trustees Considerations and Recommendations.”

The Board was advised that the New Advisor was prepared to enter into an agreement with ISJIT to provide investment advisory services to ISJIT, the investment advisory services to be provided to be substantially similar to, and on substantially more favorable terms than in the Previous Advisory Agreement. The Board was also informed that Bankers Trust Company, N.A. (“Bankers Trust”), whose employees include, among others, persons previously employed by the Previous Advisor who worked with ISJIT, was prepared to enter into an administrative service agreement (the “Administration Agreement”) with ISJIT to provide the administrative services in the Previous Advisory Agreement that were not investment advisory in nature and that were not to be provided by the New Advisor. The Board was also informed that Midamerica Advisory Group, Inc. (“Midamerica”), whose employees include, among others, persons previously employed by the Previous Advisor who worked with ISJIT, was prepared to enter into a marketing service agreement (the “Marketing Agreement”) with ISJIT to provide the marketing services in the Previous Advisory Agreement that were not investment advisory in nature and that were not to be provided by the New Advisor. Collectively, the services to be provided to ISJIT under the Interim Agreement (as hereafter defined), the Administration Agreement and the Marketing Agreement are comparable to the services provided by the Previous Advisor under the Previous Advisory Agreement, and the fees to be paid to the New Advisor, Midamerica and Bankers Trust under these three agreements are no greater than the fees paid to the Previous Advisor under the Previous Advisory Agreement.

Interim Agreement

In order to assure that ISJIT would continue to receive investment advisory services without interruption, it was determined by the Board that the transition from the Previous Advisor to the New Advisor would occur on October 1, 2003. ISJIT’s previous advisory agreement, the Amended and Substituted Agreement for Services effective as of July 1, 2002 (the “Previous Advisory Agreement”), between the Previous Advisor and ISJIT, terminated by its terms on October 1, 2003.

As discussed above in “Background and Reasons,” the Board did not renew the Previous Advisory Agreement, and allowed it to expire in accordance with its terms. To assure that ISJIT received the investment advice required for its safe and effective operation following the termination of the Previous Advisory Agreement, prior to the expiration of the Previous Advisory Agreement, the Board met to consider the appointment of an interim investment advisor for ISJIT. Rule 15a-4 under the 1940 Act (“Rule 15a-4”) provides that a board of trustees of an investment company may appoint an interim investment advisor to serve pursuant to a written interim advisor agreement that has not yet been approved by the beneficial owners of the investment company, so long as several conditions are satisfied. The interim contract must be in writing and must terminate on a date that is no later than 150 days following the effective date of the termination of the previous investment advisor contract. The compensation to be received by the new investment advisor must not exceed the compensation received by the outgoing investment advisor. The interim investment contract must be approved by the investment company’s board of trustees within ten business days after the termination of the previous investment advisor. A majority of the trustees who are not “interested persons” of the investment company as that term is defined under the 1940 Act must approve the interim contract.

As a result of the search for a new investment advisor for ISJIT as described below under “—Board of Trustees Considerations and Recommendations,” at a meeting of the Board of ISJIT held on September 24, 2003, the Board considered the proposal of engaging the New Advisor for each of the portfolios of ISJIT on an interim basis pursuant to an interim investment advisory contract (the “Interim Agreement”), and the terms and conditions of engaging the New Advisor pursuant to the New Advisory Agreement. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” of ISJIT or of the New Advisor, voted to approve the Interim Agreement, the New Advisory Agreement and to recommend that the Participants of ISJIT approve the New Advisory Agreement as required by the 1940 Act. A discussion of the factors considered by the Board is described below under “—Board of Trustees Considerations and Recommendations.”

The investment advisory services provided under the Interim Agreement by the New Advisor are substantially identical (other than as to the effective date and the parties) to the investment advisory services provided by the Previous Advisor under terms and conditions of the Previous Advisory Agreement. The compensation paid to the New Advisor under the Interim Agreement for investment advisory services, is no greater than the compensation paid to the Previous Advisor under the Previous Advisory Agreement relating to investment advisory services specified therein.

The Previous Advisory Agreement also provided a fee schedule for services other than investment advisory services. As of the date of the Interim Agreement, ISJIT also entered into the Marketing Agreement and the Administration Agreement to provide for the marketing and administrative services that were previously provided in the Previous Advisory Agreement. The services provided under these agreements are substantially similar to the marketing and administrative services previously provided by the Previous Advisor under the Previous Advisory Agreement, and collectively, the fees paid by ISJIT under the Interim Agreement, the Marketing Agreement and the Administration Agreement during the term of the Interim Agreement are no greater than the fees paid by ISJIT under the Previous Advisory Agreement. Participants are not being asked to approve the Marketing Agreement or the Administration Agreement, and by approving the New Advisory Agreement, Participants will be consenting to the fact that they will not be entitled to approve the marketing and administrative services for ISJIT in the future. The Participants failure to approve the New Advisory Agreement will result in the termination of the Administration Agreement and the Marketing Agreement as of the date the Interim Agreement terminates.

Previous Advisor and Previous Advisory Agreement

Investors Management Group, a wholly-owned subsidiary of AMCORE Financial Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, was organized in 1982. Since then, the firm’s principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, individuals and others. As of June 30, 1998, IMG had approximately $3.9 billion in equity, fixed income and money market assets under management. The Previous Advisor is an investment advisor registered under the Investment Company Act of 1940, and provided investment advisory, marketing and administrative services for ISJIT pursuant to the Amended and Substituted Agreement for Services effective as of July 1, 2002 (the “Previous Advisory Agreement”), between the Previous Advisor and ISJIT. The Previous Advisory Agreement was last approved by the Board on August 28, 2002, when the Board, including a majority of the Trustees who are not “interested persons” of ISJIT, approved its continuation for a 12-month period ending October 1, 2003. The Previous Advisory Agreement was last approved by Participants on November 18, 1997 in connection with the change of ownership of the Previous Advisor when they were acquired by AMCORE, pursuant to the requirements of the 1940 Act.

Pursuant to the terms of the Previous Advisory Agreement, the Previous Advisor provided investment advisory, marketing and administrative services to ISJIT. Pursuant to the terms of the Previous Advisory Agreement, ISJIT paid the Previous Advisor a separate monthly fee for advisory, marketing and administrative services. The fees were based on average daily net asset value of ISJIT, as follows:

Average Daily Net Assets of ISJIT	Advisory Services Fee	Marketing Services Fee	Administrative Services Fee

Less than $150 million	0.00150	0.0010	0.00175

$150 million – $200 million	0.00125	0.0010	0.00165

$200 million – $250 million	0.00125	0.0010	0.00150

More than $250 million	0.00125	0.0010	0.00125

For the fiscal year ended June 30, 2003, fees paid by ISJIT on its diversified portfolio and its direct government obligation portfolio for investment advisory, marketing and administrative services amounted to $992,668 and $173,816, respectively, of which, $342,547.07 and $61,346.92, respectively, were for investment advisory services.

Description of Items In Previous Advisory Agreement That Will Be Changed in New Advisory Agreement

The following is a description of the material changes between the terms and conditions of the New Advisory Agreement and the Previous Advisory Agreement.

1. Change in investment advisor. Under the New Advisory Agreement, the investment advisor for ISJIT will change from the Previous Advisor to the New Advisor. Information concerning the New Advisor is provided below under “—Information About New Advisor,” and information concerning the Previous Advisor is provided above in the section titled “—Previous Advisor and Previous Advisory Agreement.”

2. Division of advisory, marketing and administrative services between multiple service providers. Under the New Advisory Agreement, the New Advisor will provide investment advisory services to ISJIT, but will not provide any administrative or marketing services to ISJIT. The investment advisory services to be provided by the New Advisor will be substantially similar to the services provided by the Previous Advisor under the Previous Advisory Agreement. As described in paragraph 5 below, by approving the New Advisory Agreement, Participants will not be entitled to approve changes in marketing and administrative services in the future.

3. Compensation for investment advisory services. The compensation to be paid by ISJIT to the New Advisor under the New Advisory Agreement will be no greater than the compensation paid to the Previous Advisor for investment advisory services under the Previous Advisory Agreement. As the New Advisor will not be performing marketing and administrative services to ISJIT, the New Advisory Agreement does not provide any compensation for those functions. As described in paragraph 6 below, by approving the New Advisory Agreement, Participants will not be entitled to approve the compensation paid by ISJIT for marketing and administrative services in the future. The New Advisory Agreement specifies a single fee relating to assets under management, whereas the Previous Advisory Agreement had different fees for the diversified portfolio and the direct government obligation portfolio. Under the New Advisory Agreement, the fees will be 0.12% on the first $100 million of assets under management, 0.10% on assets under management above $100 million up to $200 million, and 0.05% on assets under management exceeding $200 million. The New Advisor has agreed to discount these fees by 50% for the first six months from date of the Interim Agreement.

4. Effective Date; Term. If approved by the Participants at the Meeting, the effective date of the New Agreement will be as of the date of such approval, and the initial term of the New Agreement will extend for a period of two years from its effective date. Unless sooner terminated, the New Agreement will continue in effect from year to year as long as such continuance is approved at least annually by: (a) ISJIT’s Board, including at least a majority of the Board who are not “interested persons” of ISJIT, as that term is defined in the 1940 Act; or (b) a majority vote of the outstanding voting securities of ISJIT.

5. Marketing services. The marketing services that were previously provided by the Previous Advisor will be provided by Midamerica pursuant the Marketing Agreement. For the term of the Interim Agreement, as required by Rule 15a-4, the marketing services provided under the Marketing Agreement will be the same as those services provided by the Previous Advisor under the Previous Advisory

Agreement. Although the 1940 Act requires Participants to approve the investment advisory agreement and any changes thereto, Participants do not have such rights with respect to marketing services. Therefore, if the New Advisory Agreement is approved by the Participants, any future changes to the marketing services provided to ISJIT will be approved annually by the Board, but not by the Participants. The Board does not presently contemplate any material changes to the services provided by Midamerica to ISJIT in the Marketing Agreement. The Participants failure to approve the New Advisory Agreement will result in the termination of the Marketing Agreement as of the date the Interim Agreement terminates.

6. Compensation for marketing services. For the term of the Interim Agreement, as required by Rule 15a-4, the compensation to be paid by ISJIT to Midamerica under the Marketing Agreement will be no greater than the compensation paid to the Previous Advisor for comparable services under the Previous Advisor Agreement. Although the 1940 Act requires Participants to approve the investment advisory agreement and any changes thereto, Participants do not have such rights with respect to marketing services. Therefore, if Participants approve the New Advisory Agreement, any future changes to compensation paid for marketing services provided to ISJIT will be approved by the Board, but not by the Participants. The Board does not presently contemplate any material changes to the compensation paid by ISJIT to Midamerica under the Marketing Agreement.

7. Administrative services. The administrative services that were previously provided by the Previous Advisor will be provided by Bankers Trust pursuant to the Administration Agreement. For the term of the Interim Agreement, as required by Rule 15a-4, the administrative services provided by Bankers Trust pursuant to the Administration Agreement will be the same as those services provided by the Previous Advisor under the Previous Advisory Agreement. Although the 1940 Act requires Participants to approve the investment advisory agreement and any changes thereto, Participants do not have such rights with respect to administrative services. Therefore, if the New Advisory Agreement is approved by the Participants, any future changes to the administrative services provided to ISJIT will be approved annually by the Board, but not by the Participants. The Board does not presently contemplate any material changes to the administrative services provided to ISJIT by Bankers Trust under the Administration Agreement. The failure of the Participants to approve the New Advisory Agreement will result in the termination of the Administration Agreement as of the date the Interim Agreement terminates.

8. Compensation for administrative services. For the term of the Interim Agreement, as required by Rule 15a-4, the compensation to be paid by ISJIT to Bankers Trust under the Administration Agreement for administrative will be no greater than the compensation paid to the Previous Advisor for comparable services under the Previous Advisor Agreement. Although the 1940 Act requires Participants to approve the investment advisory agreement and any changes thereto, Participants do not have such rights with respect to administrative services. Therefore, if Participants approve the New Advisory Agreement, any future changes to compensation paid for administrative services provided to ISJIT will be approved by the Board, but not by the Participants. The Board does not presently contemplate any material changes to the compensation paid by ISJIT to Bankers Trust under the Administration Agreement.

9. Change in fidelity bond. The Previous Advisor obtained a joint fidelity bond for ISJIT, the Previous Advisor and other investment companies advised by the Previous Advisor. Under the New Advisory Agreement, the New Advisor and ISJIT each have obtained separate fidelity bonds.

Description of the Provisions of the Previous Advisory Agreement That Will Remain Unchanged in New Advisory Agreement

Except as described above, the terms and conditions of the New Advisory Agreement are the same in all material respects as the Previous Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. Set forth below is a summary of the provisions that are the same in both agreements. The following discussion is a summary only, and is qualified in its entirety by reference to the copy of the New Advisory Agreement attached hereto.

1. Advisory Services. Pursuant to the terms of the Previous Advisory Agreement and the New Advisory Agreement, the investment advisory services to be provided under each such Agreement is the same in all material respects.

2. Compensation. Except as described in numbered paragraph 3 of the previous section, with respect to the investment advisory services to be provided by the New Advisor, those fees will be no greater (on a net asset value basis) than the fees paid to the Previous Advisor under the Previous Advisory Agreement.

3. Termination. Except as described in numbered paragraph 4 of the previous section, both the Previous Advisory Agreement and the New Advisory Agreement have the same termination provisions. The New Advisory Agreement will automatically terminate in the event of its “assignment,” as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days written notice to the other party by (a) ISJIT’s Board, including at least a majority of the Board who are not “interested persons” of ISJIT, as that term is defined in the 1940 Act; (b) a majority vote of the outstanding voting securities of ISJIT, or (c) the New Advisor.

4. Governing Law. Both the Previous Advisory Agreement and the New Advisory Agreement will be governed by the law of the State of Iowa.

Board of Trustees Considerations and Recommendations

As described in “Background and Reasons” above, IASB, on behalf of the Board, sent out a “request for proposal,” seeking bids on one or more replacement service providers to provide investment advisory, marketing and administrative services that were then being provided by the Previous Advisor under the Previous Advisory Agreement. IASB received several proposals back from service providers and presented their findings to the Board.

The Board, including the directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act, approved the New Advisor and the proposed New Advisory Agreement at a meeting held on September 24, 2003, subject to Participant approval.

At the meeting, the Board discussed several alternatives in response to upcoming expiration of the Previous Advisory Agreement. The Board also discussed the alternatives’ possible effects on ISJIT and its Participants. At the same meeting, the Board evaluated the New Advisor and the New Advisory Agreement. Based upon their review, the Board concluded that the Interim Advisory Agreement was reasonable, fair and in the best interests of each Fund and their respective shareholders.

In approving the New Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the New Advisory Agreement, including the fact that the nature of the advisory services to be provided under the New Advisory Agreement was substantially the same as the advisory services to be provided under the Previous Advisory Agreement; (ii) the proposed advisory fees, noting they were no greater than those currently in place for ISJIT; (iii) the reasonableness of the advisory fee to be paid by ISJIT in relation to the advisory fees paid by comparable funds; (iv) the benefit of dividing the investment advisory, marketing and administrative services previously provided under the Previous Advisory Agreement into separate agreements to more easily allow ISJIT to utilize service providers in a cost-effective fashion; (v) the benefit of engaging a service provider separate from the New Advisor to provide marketing and administrative services, which provided what the Board believed to be an invaluable insight and experience and which would minimize disruption of operations; (vi) the nature, quality and extent of the services provided under the Previous Advisory Agreement and the representation that the nature of the advisory services under the New Advisory Agreement would be the same; (vii) information concerning the New Advisor the Board considered sufficient to assist in their evaluation, including Form ADV, Income Statement, Balance Sheet, Statement of Cash Flows, and Statement of Changes in Shareholder’s Equity, as well as information regarding the New Advisor’s investment personnel, investment management capabilities, philosophy of management, level of overall profitability in connection with its advisory activities, financial resources to provide advisory services to ISJIT and its code of ethics, (viii) comparative industry data on the performance, fee levels and expense ratios of ISJIT and its competitors, and (ix) the established track record of the New Advisor advising mutual funds.

After a discussion regarding the proposed New Advisory Agreement and the New Advisor, the Board determined that it was in the best interest of ISJIT and its Participants to approve the New Advisory Agreement and submit it, with a recommendation for approval, to the Participants for vote at the Meeting.

In the event that the New Advisory Agreement is not approved, the Board will have to determine what additional steps are in the interest of the Fund and its shareholders. The New Advisor may not agree to continue to provide services to the Fund if the New Advisory Agreement is not approved. The Board would need to consider how the Fund could continue to operate in the event the New Advisor does not continue, and another investment advisor cannot be found to serve on terms acceptable to the Fund. The Marketing Agreement and the Administration Agreement would also be terminated as of the date the Interim Agreement terminates.

Information About New Advisor

Voyageur Asset Management Inc. (“Voyageur”), headquartered at 90 South 7th Street, Suite 4300, Minneapolis, MN, 55402, is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains offices at RBC Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, MN, 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada, which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Voyageur has been registered with the Securities and Exchange Commission as an investment adviser since 1983. The firm is a diversified investment adviser managing high quality fixed income and equity portfolios for institutional clients, mutual funds and other retail investment programs. Voyageur’s institutional clients are located across the United States and Canada and include numerous public entities, as well as corporations, unions, foundations and financial institutions. As of June 30, 2003, assets under management totaled approximately $20.8 billion, including $13.2 billion in cash management.

Key individuals at Voyageur with involvement in the ISJIT program include Scott Cabalka, Vice President, Senior Fixed Income Portfolio Manager; Raye Kanzenbach, CFA, Senior Managing Director, Senior Fixed Income Portfolio Manager; Thomas McGlinch, CFA, Senior Managing Director, Chief Investment Officer—Fixed Income; Pat Harris, Vice President, Institutional Sales; Kathleen R. Callahan, CFA, Managing Director, Institutional Sales. These individuals are all located at the firm’s headquarters in Minneapolis, Minnesota.

Vote Required for Passage of Proposal No. 1

The affirmative vote of a majority of the Participants in ISJIT’s diversified portfolio is necessary to pass Proposal No. 1. Each Participant is entitled to one vote for each matter to be voted on. As of the Record Date, there are          Participants entitled to vote.

Vote Required for Passage of Proposal No. 2

The affirmative vote of a majority of the Participants in ISJIT’s direct government obligation portfolio is necessary to pass Proposal No. 2. Each Participant is entitled to one vote for each matter to be voted on. As of the Record Date, there are          Participants entitled to vote.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2 TO APPROVE A NEW ADVISORY AGREEMENT WITH THE NEW ADVISOR.

ADDITIONAL INFORMATION

Service Providers

Interim Investment Advisor:

Voyageur Asset Management, Inc.

90 South 7th St., Ste. 4300

Minneapolis, MN 55402-4108

Administrator

Bankers Trust Company, N.A.

665 Locust

Des Moines, IA 50304-0897

Marketing Agent

Midamerica Investment Advisory Group, Inc.

665 Locust

Des Moines, IA 50304-0897

Voting Requirements

The Board of Trustees of ISJIT has fixed the close of business on                      ,          as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On the Record Date there were              Participants of record. Each Participant will be entitled to one vote for each matter to be voted on.

Security Ownership of Certain Beneficial Owners

As of the Record Date, all Trustees and Officers of ISJIT, as a group, owned beneficially less than 1% of the outstanding units of beneficial ownership (“Units”) of the diversified portfolio and the direct government obligation portfolio of ISJIT.

The following table sets forth information regarding beneficial ownership of the Units in the diversified portfolio and the direct government obligation portfolio by all Participants known to ISJIT to be the beneficial owner of 5% or more of the outstanding Units in such portfolio. However, each Participant is entitled to a single vote for each matter voted on, without regard to the number of Units beneficially owned by such Participant. Unless otherwise noted in the footnotes following the table, (x) the information is provided as of September 30, 2003 and (y) the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

DIVERSIFIED PORTFOLIO

(a)	(b)	(c)

Name and Address of Beneficial Owner	Number of Units Held as of Record	Percent of Units

Kirkwood Community College (Trust) 6301 Kirkwood Blvd. SW Cedar Rapids, IA 52404	13,023,760.11	8.44%

Ankeny Community School 306 S.W. School Street P.O. Box 189 Ankeny, IA 50021-0189	10,818,646.75	7.01

Indian Hills Community College 525 Grandview Avenue Ottumwa, IA 52501	9,903,385.56	6.42

Clinton Community School District 600 S. 4th Street Clinton, IA 52732	8,283,685.48	5.37

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

(a)	(b)	(c)

Name and Address of Beneficial Owner	Number of Units Held as of Record	Percent of Units

Des Moines Area Community College-Trust[*] 2006 South Ankeny Blvd. Ankeny, IA 50021-3993	20,609,087.03	48.03%

Kirkwood Community College (Trust) 6301 Kirkwood Blvd. SW Cedar Rapids, IA 52404	19,185,702.55	44.71

Indian Hills Community College (Trust) 525 Grandview Avenue Ottumwa, IA 52501	2,572,677.80	6.00

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board of Trustees of ISJIT, but may also be made without additional remuneration by officers or employees of ISJIT by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of              Special Meeting, and any additional material relating to the Meeting which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by ISJIT. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of ISJIT or employees of IASB. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

Under ISJIT’s charter documents, annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, ISJIT does not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at ISJIT’s offices a reasonable time before ISJIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in ISJIT’s proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, ISJIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

Proposals should be sent to Ronald M. Rice, Secretary, at 700 2nd Ave., Des Moines, Iowa 50309. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of              Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

VOTING TRUSTEES AND THEIR NOMINEES

Please advise ISJIT whether other persons are the Participants for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the Participants.

It is important that proxies be returned promptly. Participants, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. By returning your proxy card promptly you can help ISJIT avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Participants who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this proxy statement.

By Order of the Board of Trustees

/s/ Ronald M. Rice

Ronald M. Rice Secretary

Des Moines, Iowa

                 ,

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

DISCRETIONARY

This agreement is made this 30th day of September, 2003 (the “Effective Date”), by and between Voyageur Asset Management Inc. (the “Advisor”) and Iowa Schools Joint Investment Trust (the “Client”).

1. Appointment of the Advisor. The Client hereby opens an investment account (the “Account”) with the Advisor and authorizes the Advisor to act as its agent in the management of all assets from time to time held in the Account (the “Assets”). The Client hereby appoints the Advisor as its investment advisor with respect to the Assets, and delegates to the Advisor the authority to manage, acquire and dispose of the Assets, subject to the terms of this Agreement.

2. Authority of Advisor. (a) The Advisor shall have full and complete discretion to direct and manage the investment and reinvestment of the Assets, subject to the terms of this Agreement. This Agreement shall serve to appoint the Advisor as agent and attorney-in-fact with full power and authority to act on behalf of the Account with respect to the purchase, sale, exchange, conversion or other transactions in any and all securities with one or more broker/dealers which the Advisor shall select. Notwithstanding the foregoing, the Advisor shall not engage in short sales or margin transactions, or invest in futures contracts of any kind, or engage in hedging strategies of any kind, without the prior written approval of the Client.

(b) The investment of the Assets in the Account shall at all times be subject to the applicable provisions of the Client’s Prospectus and Statement of Additional Information as then in effect (collectively, the “Prospectus”) filed with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and shall conform to the investment objective and policies of the Client as set forth in the Prospectus and as interpreted from time to time by the Board of Trustees of the Client (the “Board of Trustees”) and communicated to the Advisor. As of the date hereof, the Client has provided the Advisor with, and the Advisor acknowledges receipt of, a copy of the Client’s current Prospectus. The Prospectus shall have the effect of limiting the investments the Advisor is authorized to make for the Account and shall be binding upon the Advisor.

(c) The Advisor shall report to the Board of Trustees regularly at such times and in such detail as the Board of Trustees may from time to time determine to be appropriate, in order to permit the Board of Trustees to determine the adherence of the Advisor to the investment policies of the Client.

(d) The Client may at any time add Assets to or remove them from the Account; provided that certain lead time may be necessary between the time of the Client’s notice to the Advisor of the Client’s intent to transfer Assets from the Account and the subsequent removal of such Assets to allow for any necessary valuation by the Advisor of Assets to be transferred from the Account; and provided further that in no event shall such necessary lead time exceed a reasonable valuation period from the time the Advisor receives notice of the Client’s intent to transfer assets from the Account.

3. Representations and Warranties of the Client. (a) The Client represents and warrants to the Advisor that the Client has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.

(b) The Client represents and warrants to the Advisor that this Agreement has been duly authorized, executed and delivered by the Client and is the legal, valid and binding agreement of the Client, enforceable against the Client in accordance with its terms.

(c) The Client’s execution of this Agreement and the performance of its obligations under this Agreement do not conflict with or violate any provisions of any governing documents of the Client, any applicable state or federal law, or any obligations by which the Client is bound, whether by contract, operation of law or otherwise.

4. Representations, Warranties and Covenants of the Advisor. (a) The Advisor represents and warrants to the Client that the Advisor has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement.

(b) The Advisor represents and warrants to the Client that this Agreement has been duly authorized, executed and delivered by the Advisor and is the legal, valid and binding agreement of the Advisor, enforceable against the Advisor in accordance with its terms.

(c) The Advisor’s execution of this Agreement and the performance of its obligations under this Agreement do not conflict with or violate any provisions of any governing documents of the Advisor, any applicable state or federal law, or any obligations by which the Advisor is bound, whether by contract, operation of law or otherwise.

(d) The Advisor shall maintain for itself a fidelity bond with respect its investment advisory activities for client accounts and shall provide evidence of such fidelity bond to ISJIT as may be requested from time to time.

5. Appraisal of Account. Appraisals of the Account, summarizing the net asset value of the Assets, including accrued income, shall be provided by Bankers Trust (“the Administrator”), computed in the manner specified in the Client’s Prospectus.

6. Compensation. The Client shall pay to the Advisor, as full compensation for services rendered under this Agreement, a fee based on the value of the Assets, as computed by the Administrator. This fee is set forth in Appendix A and shall be paid on a monthly basis in arrears. The initial fee payment shall be based on the value of the Assets at the end of the first calendar month of inception of the Account, and the fee shall be calculated and payable on a pro rata basis for that portion of the initial calendar month from date of account inception through calendar month end. Thereafter, for the purpose of calculating such fee with respect to any month, the value of the Assets shall be determined as of each Appraisal Date. If the Account is terminated during a calendar month, the fee will be prorated based on the period of time during the month that the Account was open. The Advisor shall not be responsible for, and shall be reimbursed by the Client for, any and all custodial fees, brokerage commissions, transfer taxes, and for all other reasonable out-of-pocket costs and expenses incurred by the Advisor related to its performance under this Agreement. The fees and expenses due to the Advisor under this Section 5 shall be payable within ten (10) days following each calendar month end, but if not so paid shall be a lien upon and payable from the Assets.

7. Custody of Securities/Transaction Procedures. Wells Fargo Bank Iowa, N.A. shall be the custodian of the Assets. The Client will cause the custodian to take all necessary steps to settle purchases, sales and trades made by the Advisor, including delivery of certificated securities, payments of funds and such other acts as may be necessary to fulfill such custodial responsibilities. The Advisor shall give notice and directions to the custodian with respect to transactions relating to the Assets in a manner that shall be agreed upon with the custodian. The Advisor shall not be responsible for any loss caused by any act or omission of the custodian. The Client shall execute any and all documents that the Advisor may from time to time transmit to the Client for the purpose of confirming securities transactions of the Account.

8. Allocation of Brokerage. The Advisor may allocate portfolio transactions for the Account to one or more broker/dealers, which the Advisor shall select, for execution on such markets, at such prices and at such commission rates as in the Advisor’s good faith judgment will be in the Account’s best interest. In so doing, the Advisor will consider not only available prices and commission rates, but also other relevant factors such as, without limitation, execution capabilities, research and other services provided by such broker/dealers which are expected to enhance the Advisor’s general portfolio management capabilities, the value of an ongoing relationship of the Advisor with such broker/dealers, and the full range and quality of such broker/dealers’ services, without having to demonstrate that any of the foregoing factors are of direct benefit to the Account. The Advisor shall not be responsible for any loss caused by any act or omission of any broker/dealer; provided, however, that with respect to those broker/dealers that have been selected by the Advisor, the Advisor has acted prudently in the selection of such broker/dealers. In no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of either the Client or the Advisor, except as may be permitted under the 1940 Act.

9. Reports; Books and Records. (a) The Advisor shall provide the Client with certain reports regarding the Assets as may be requested by the Client from time to time. The Client shall provide to the Advisor or cause to be provided to the Advisor such information and reports relating to the Account and the services to be provided by the Advisor under this Agreement as the Advisor may reasonably request. The Advisor is not responsible for the accuracy of the information and reports to the extent provided to the Advisor by the Client. The records provided by the Client, the Client’s custodian or other third parties shall be the official records of the Account.

(b) The Advisor hereby acknowledges that all records necessary in the operation of the Client, including records pertaining to its investments, are the property of the Client, and in the event that a transfer of investment advisory services to someone other than the Advisor should ever occur, the Advisor will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Client.

10. Confidentiality. All information and advice furnished by the Advisor to the Client under this Agreement shall be confidential and shall not be disclosed to third parties, except as permitted or required by law. All information furnished by the Client to the Advisor under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by law, where it is necessary to effect transactions or provide other services to the Client, or where the Client requests or authorizes the Advisor to do so.

11. Representation by the Advisor/Standard of Care. The Advisor hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and shall take all actions necessary to remain duly registered under the Advisers Act. The Advisor shall immediately notify the Client at such time as it is no longer registered under the Advisers Act. The Advisor undertakes to perform only those duties that are specifically set forth in this Agreement. The Advisor shall exercise its best judgment and shall act in good faith in rendering the services to be provided to the Client hereunder and the Client agrees as an inducement to its undertaking the same that except for bad faith, intentional misconduct or negligence in regard to the Advisor’s performance of its duties under this Agreement, neither the Advisor nor any of its directors, officers, employees or agents shall be liable for any acts or omissions or for any loss suffered by the Account. The Advisor and its directors, officers, employees and agents shall be entitled to rely, and shall be protected from liability in relying, upon any information or instructions furnished to it (or any of them as individuals) which is believed in good faith to be accurate and reliable. The Client understands and acknowledges that the Advisor does not warrant any rate of return, market value or performance of any assets in the Account. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Client may have under those laws.

12. Receipt by the Client of Part II of Form ADV. The Client acknowledges receipt of Part II of the Advisor’s Form ADV. If the Advisor did not deliver Part II of the Advisor’s Form ADV to the Client at least 48 hours prior to the Client entering into this Agreement, the Client may terminate this Agreement without penalty within five business days after entering into this Agreement.

13. Services for Other Clients. The Client acknowledges that the Advisor provides investment advisory services for other clients. The Client agrees that the Advisor may give advice or take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Account, so long as it is the Advisor’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients. The Advisor shall have no obligation to purchase or sell for the Account any security which the Advisor, its directors, officers, employees or agents may purchase or sell for their own accounts or for the account of any other client, if in the Advisor’s opinion such transaction appears unsuitable, impractical or undesirable for the Account.

14. Use of Sub-Advisors. In providing the services and assuming the obligations set forth herein, the Advisor may at its expense employ one or more sub-advisors, and may enter into such service agreements as the Advisor deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of the Advisor shall include any sub-advisor employed by the Advisor to the extent that the Advisor shall delegate such duties and responsibilities to any such sub-advisor. Any agreement between the Advisor and a sub-advisor shall be subject to the approval of the Client, its Board of Trustees, and the participants of the Client, as required by the 1940 Act, and any such sub-advisor shall at all times be subject to the direction of the Board of Trustees of the Client or any officer of the Client acting pursuant to the authority of the Board of Trustees. The Advisor shall perform ongoing due diligence oversight of any such sub-adviser in order to assure continuing quality of performance by said sub-adviser.

15. Termination/Amendment. This Agreement shall continue in full force and effect until terminated in accordance with the provisions of this Section 14.

(a) Unless this Agreement is approved by a majority of the outstanding voting securities of the Client, this Agreement shall terminate on February 27, 2004.

(b) Unless sooner terminated as hereinafter provided, if this Agreement is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Client, this Agreement shall continue in effect for two years from the Effective Date and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Client or by the vote of the holders of a majority of the outstanding voting securities of the Client; provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not “interested persons” of the Advisor or the Client, as defined by the provisions of the 1940 Act.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Trustees of the Client or by the vote of the holders of a majority of the outstanding voting securities of the Client, or by the Advisor, upon 60 days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment as such term is defined by the 1940 Act.

(d) No material amendment to his Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Client. This Agreement may be amended only by an instrument in writing duly executed by the parties.

16. No Assignment. The Advisor shall not assign this Agreement (as such term is construed under the Advisers Act and the 1940 Act) to any other person without the prior consent of the Client.

17. Proxy Voting. Unless notified otherwise in writing by the Client, the Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which Assets may be invested from time to time. The Advisor will provide the proxy voting records to the Client for the Client to comply with proxy regulations under the 1940 Act. The Advisor shall not be responsible for any other corporate actions relating to the Account, including administrative filings, such as proofs of claims or claims in class actions.

18. Non-Compete Provision. The Advisor agrees that it will not advise a similar investment company relating to Iowa schools during the term of this agreement.

19. Notice. Any notice under this Agreement shall be in writing. Any notice, report or statement to be given pursuant to this Agreement shall be deemed to have been duly given or made to the Advisor or the Client when received by the respective party at its address set forth below:

(a)	If to the Advisor:
Voyageur Asset Management Inc.
90 South 7th Street, Suite 4300
Minneapolis, Minnesota 55402
Attn: Chief Operating Officer

(b)	If to the Client, to:
Iowa Schools Joint Investment Trust
700 Second Avenue, Suite 100
Des Moines, Iowa 50309-1731
Attn: Executive Director

or, alternatively, to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

20. Governing Law. This Agreement shall be governed by the laws of the State of Iowa without reference to its conflicts or choice of laws principles.

21. Counterparts. This Agreement may be executed in multiple counterparts by exchange of facsimile signatures, all of which, when taken together, shall constitute one and the same Agreement.

22. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

IN WITNESS WHEREOF, the Client and the Advisor have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

Section 1. THE CLIENT IOWA SCHOOLS JOINT INC.		THE ADVISOR VOYAGEUR ASSET MANAGEMENT

INVESTMENT TRUST

By:	/s/ Jane Lichtenstein	By:	/s/ Mike Lee

Name:	Jane Lichtenstein	Name:	Mike Lee

Title:	Chair	Title:	Chief Operating Officer

APPENDIX A

Fee Schedule

0.12% on the first $100 million

0.10% on the next $100 million

0.05% on assets exceeding $200 million

Investment management fees shall be discounted by 50% for the first six months from inception.

Preliminary Copies

PROXY/VOTING INSTRUCTION CARD

IOWA SCHOOLS JOINT INVESTMENT TRUST

c/o Iowa Association of School Boards

700 2nd Avenue

Des Moines, Iowa 50309

SPECIAL MEETING DATE                          ,

THIS PROXY IS SOLICITED ON BEHALF OF ISJIT’S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Schools Joint Investment Trust (“ISJIT”), hereby appoints Ronald M. Rice, Secretary and Jon Muller, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in ISJIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at                                              ,                     ,     ,              on                  ,          at          local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” PROPOSALS NO. 1 AND NO. 2 TO APPROVE A NEW ADVISORY AGREEMENT WITH VOYAGEUR ASSET MANAGEMENT, INC., THE NEW ADVISOR FOR THE DIVERSIFIED PORTFOLIO AND THE DIRECT GOVERNMENT OBLIGATION PORTFOLIO OF ISJIT.

Please mark boxes ☒ in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1. Proposal No. 1: Approval of proposed New Advisory Agreement between ISJIT and Voyageur Asset Management, Inc. for the Diversified Portfolio.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Proposal No. 2: Approval of proposed New Advisory Agreement between ISJIT and Voyageur Asset Management, Inc. for the Direct Government Obligation Portfolio.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal No. 3: In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of              Special Meeting of Participants, dated                  ,          and the Proxy Statement furnished therewith.

Dated ,	Authorized Signature:__________________________________

Title of Authorized Signatory:____________________________

ISJIT PARTICIPANT:__________________________________

TO SAVE ISJIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.